UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2007

Sydys Corporation
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

000-51727	98-0418961
(Commission File Number)	(IRS Employer Identification No.)

7 Orchard Lane, Lebanon, NJ 08833
(Address of Principal Executive Offices) (Zip Code)

(908) 236-9885
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 1, 2007, Sydys Corporation (the “Company”, “we” or “us”) issued an option to Darren Breitkreuz to purchase 250,000 shares of common stock in connection with his service as a director of the Company.  The option has a term of three years, is exercisable at $1.00 per share, and was fully vested upon grant.

On August 16, 2007, we appointed Jordan Calvert to serve as a director of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sydys Corporation

Date: August 27, 2007	By:	/s/ Kenneth J. Koock
Kenneth J. Koock
Chief Executive Officer

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